UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2022

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Stockholder Approval of the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan

At the 2022 Annual Meeting of Stockholders of 180 Life Sciences Corp. (the “Company”, “we” and “us”) held on June 14, 2022 (the “Annual Meeting”), the stockholders of the Company approved the Company’s 2022 Omnibus Incentive Plan (the “OIP”) in accordance with the voting results set forth below under Item 5.07. The OIP was originally approved by the Board of Directors of the Company on April 26, 2022, subject to stockholder approval and the OIP became effective at the time of stockholder approval.

The material terms of the OIP were described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) under the caption “Proposal 2 – Adoption of the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan” filed with the Securities and Exchange Commission (SEC) on April 28, 2022. Awards under the OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the OIP is 2,400,000. The 2,400,000 share limit also applies to the total number of incentive stock options which may be awarded pursuant to the terms of the OIP.

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the OIP. Incentive stock options may be granted under the OIP only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the OIP.

The above description of the OIP does not purport to be complete, and is qualified in its entirety by reference to the full text of the OIP, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2022, the Company held its 2022 Annual Meeting of Stockholders via live audio webcast (the “Meeting”). At the Meeting, an aggregate of 18,792,949 shares of voting stock, or 55.1% of our 34,092,519 total outstanding voting shares (including shares of our common stock, Class C Special Voting Shares and the Class K Special Voting Shares, which vote together as a single class) as of April 25, 2022, the record date for the Meeting (the “Record Date”), were present at (including via proxy) or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Proxy Statement, with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Sir Marc Feldmann, Ph.D.	8,628,967.22	81,992.00	0	10,081,990.00
Larry Gold, Ph.D.	8,208,435.22	502,524.00	0	10,081,990.00
Donald A. McGovern, Jr., MBA	8,239,791.22	471,168.00	0	10,081,990.00
Teresa M. DeLuca, M.D., MBA	8,647,512.22	63,447.00	0	10,081,990.00
Pamela G. Marrone, Ph.D.	8,648,998.22	61,961.00	0	10,081,990.00

Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the adoption of the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan	8,135,159.22	509,917.00	65,808.00	10,082,065.00

Proposal 3	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2022	18,679,886.22	90,474.00	22,589.00	0

As a result of the above voting, each of the five (5) Class II director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of two years and until their respective successors have been elected and qualified, or until their earlier resignation or removal and proposals 2 and 3, which each required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, were validly approved by the Company’s stockholders.

Item 8.01 Other Events.

On June 14, 2022, 180 Life Sciences Corp. (the “Company”) issued a press release announcing certain correspondence received from regulatory authorities in the United Stated and United Kingdom regarding its planned use of anti-TNF treatment, adalimumab, to treat early-stage Dupuytren’s disease.

A copy of the press release is filed hereto as Exhibit 99.1, and incorporated into this Item 8.01 by reference.

The press release filed as Exhibit 99.1 to this Current Report on Form 8-K, contains forward-looking statements within the safe harbor provisions under the federal securities laws, including The Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to limitations and qualifications set forth in the press release, as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Statement Regarding Forward-Looking Information,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1*	180 Life Sciences Corp. 2022 Omnibus Incentive Plan
99.1*	Press Release dated June 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2022

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D.
	Name:	James N. Woody, M.D., Ph.D.
	Title:	Chief Executive Officer

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